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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): November 21, 2005
                                                        ------------------------

                                CBRL GROUP, INC.


   Tennessee                      0-25225                        62-1749513
-----------------          -----------------------           -------------------
(State or Other            (Commission File Number)          (I.R.S. Employer
 Jurisdiction                                                Identification No.)
of Incorporation)

                  305 Hartmann Drive, Lebanon, Tennessee 37087

                                 (615) 444-5533


Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR.13e-4(c))

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Item 2.02.  Results of Operations and Financial Condition.

     On November 21, 2005, CBRL Group, Inc. (the "Company") issued the press release that is furnished as Exhibit 99 to this Current Report on Form 8-K, which by this reference is incorporated herein as if copied verbatim, with respect to fiscal 2006 first quarter results, trends and the possible effects on earnings for the second quarter of fiscal 2006 and the full fiscal year, other information and the conference call to be held to discuss this information.


Item 7.01.  Regulation FD Disclosure.

     The information set forth in Item 2.02 above is incorporated by reference as if fully set forth herein.


Item 9.01.  Financial Statements and Exhibits.

(a) Financial Statements. None

(b) Pro Forma Financial Information. None

(c) Exhibits.

     99 Press Release issued by CBRL Group, Inc. dated November 21, 2005.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 21, 2005           CBRL GROUP, INC.


                                    By: /s/ N.B. Forrest Shoaf
                                       -----------------------------------------
                                    Name: N.B. Forrest Shoaf
                                    Title: Senior Vice President, Secretary and
                                           General Counsel